UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04892

Templeton Growth Fund, Inc.

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (954) 527-7500

Date of fiscal year end: 8/31

Date of reporting period: 8/31/18

Item 1.	Reports to Stockholders.

Annual Report and Shareholder Letter August 31, 2018

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Franklin Templeton Investments

Why choose Franklin Templeton Investments?

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

During the 12 months ended August 31, 2018, global markets reflected investor optimism about global economic growth amid higher crude oil prices, continued monetary easing by the European Central Bank and U.S. tax reform. Corporate earnings also increased throughout the period, with many companies exceeding their earnings guidance and reporting increased sales and better operating profit margins. However, investor sentiment was dampened at times by Korean peninsula tensions, U.S. and global trade uncertainties, and worries that central banks could raise interest rates due to strong economic growth and rising inflation in the U.S. and other countries. In this environment, global developed and emerging market stocks generated strong returns, as measured by the MSCI All Country World Index.

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 60 years ago. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance.

CFA® is a trademark owned by CFA Institute.

Templeton Growth Fund’s annual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Norman J. Boersma, CFA

President and Chief Executive Officer –

Investment Management

Templeton Growth Fund, Inc.

This letter reflects our analysis and opinions as of August 31, 2018, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Annual Report

Templeton Growth Fund, Inc.

This annual report for Templeton Growth Fund, Inc. covers the fiscal year ended August 31, 2018. The reorganization of Templeton Global Opportunities Trust, as approved by shareholders, was completed on August 24, 2018. Shareholders received shares in the respective share class of Templeton Growth Fund with the same aggregate net asset value as their investment in Templeton Global Opportunities Trust. We welcome the former shareholders of Templeton Global Opportunities Trust who now own shares of Templeton Growth Fund, Inc.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests predominantly in equity securities of companies located anywhere in the world, including developing markets.

Performance Overview

The Fund’s Class A shares delivered a +4.99% cumulative total return for the 12 months under review. In comparison, the Fund’s benchmark, the MSCI All Country World Index (ACWI), which measures stock performance in global developed and emerging markets, generated a +11.99% total return.1 For the 10-year period ended August 31, 2018, the Fund’s Class A shares generated a +67.46% cumulative total return, compared with the MSCI ACWI’s +102.02% cumulative total return for the same period.1 Please note index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find more performance data in the Performance Summary beginning on page 8.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Geographic Composition*

Based on Total Net Assets as of 8/31/18

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

Economic and Market Overview

The global economy expanded during the 12-month period under review amid generally upbeat economic data across regions. In this environment, the MSCI ACWI, which measures performance of global developed and emerging market stocks, reached a new all-time high in January 2018 and generated a +11.99% total return for the 12 months ended August 31, 2018.1 Global markets were aided by higher crude oil prices, the European Central Bank’s (ECB’s) extension of its monetary easing program, the passage of the U.S. tax reform bill and encouraging corporate earnings reports.

However, global markets reflected investor concerns about tensions in the Korean peninsula at certain times during the period and political uncertainties in the U.S. and the European Union (EU), as well as worries that strong economic growth and rising inflation in the U.S. and other countries would lead central banks to increase interest rates sooner than expected. Markets were further pressured by the Trump administration’s protectionist trade policies, U.S. trade disputes with its allies and China, and fears of tighter regulation in the information technology (IT) sector. A sudden decrease in the Turkish lira’s

1. Source: Morningstar. As of 8/31/18, the Fund’s Class A 10-year average annual total return not including the maximum sales charge was +5.29%, compared with the MSCI ACWI’s 10-year average annual total return of +7.29%.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 17.

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value in August also hurt investor confidence, particularly in emerging markets. But investors were encouraged by an overall easing of tensions in the Korean peninsula in the latter part of the period, a U.S.-EU agreement to try to reduce trade barriers, and a trade deal between the U.S. and Mexico near period-end.

The U.S. economy grew during the 12 months under review. After moderating for three consecutive quarters, the economy grew faster in 2018’s second quarter, driven by consumer spending, business investment, exports and government spending. The unemployment rate declined from 4.4% in August 2017, as reported at the beginning of the 12-month period, to 3.9% at period-end.2 Annual inflation, as measured by the Consumer Price Index, increased from 1.9% in August 2017, as reported at the beginning of the period, to 2.7% at period-end.2 The U.S. Federal Reserve (Fed) began reducing its balance sheet in October 2017 and raised its target range for the federal funds rate three times during the period to 1.75%–2.00%. In August 2018, Fed Chair Jerome Powell reiterated the Fed’s intention to gradually raise interest rates.

In Europe, the U.K.’s quarterly economic growth moderated in 2018’s first quarter but accelerated in the second quarter. The Bank of England raised its key policy rate twice during the period. The eurozone’s quarterly growth moderated in 2018’s first quarter and remained stable in the second quarter. The bloc’s annual inflation rate ended the period higher than in August 2017. The ECB kept its benchmark interest rate unchanged during the period. However, at its October 2017 meeting, the ECB extended the time frame for its bond-buying program from December 2017 to at least September 2018, while reducing the amount of monthly bond purchases in half beginning in January 2018. In June, the ECB announced it would further reduce its monthly bond purchases beginning in October 2018, and indicated it would conclude the program at the end of 2018, while keeping interest rates unchanged through at least the summer of 2019.

In Asia, Japan’s quarterly gross domestic product (GDP) contracted in 2018’s first quarter but expanded in the second quarter. The Bank of Japan left its benchmark interest rate unchanged during the period and continued its monetary stimulus measures.

In emerging markets, Brazil’s quarterly GDP growth accelerated in 2018’s first and second quarters. The country’s central bank cut its benchmark interest rate several times during the period to spur economic growth. Russia’s annual GDP growth rate slowed in 2017’s fourth quarter but accelerated in 2018’s first and second quarters, amid the Bank of Russia’s continued policy support. China’s annual GDP moderated in 2018’s second quarter, after growing at a stable rate in the previous two quarters. The People’s Bank of China left its benchmark interest rate unchanged during the period, but it took measures to improve financial liquidity to mitigate the negative effects of the U.S.-China trade dispute and support economic growth. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, declined during the period.

Investment Strategy

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider the company’s price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

In addition, the Fund may, from time to time, use certain derivative instruments to seek to hedge against currency risks. The Fund also may, from time to time, seek to hedge against market risk, gain exposure to individual securities or generate additional income for the Fund by buying and selling (writing) exchange traded and over-the-counter equity put and call options on individual securities.

What is an option?

An option is a contract to buy or sell a specific financial product known as the option’s underlying instrument at a specific price. The buyer of an option has the right, but not the obligation, to buy or sell the underlying instrument at or until a specified expiration date. Conversely, the seller (“writer”) of an option who opens a transaction is obligated to buy or sell the underlying instrument should the option holder exercise that right.

Manager’s Discussion

Global equities advanced during the 12 months under review, a period when global economic growth and tailwinds from U.S. tax reform ultimately gave way to concerns about rising trade tensions and less accommodative monetary policy.

The Fund delivered absolute gains during the period but underperformed its benchmark, the MSCI ACWI, in large part due to our underweighted exposures to growth stocks (not least

2. Source: U.S. Bureau of Labor Statistics.

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TEMPLETON GROWTH FUND, INC.

of all those in the U.S. and the IT sector, as well as technology-related stocks in other sectors, such as consumer discretionary).3 Among IT and technology-related stocks, not owning Amazon.com significantly detracted from the Fund’s relative performance during the 12-month period. Amazon.com, a leading e-commerce and internet platform company powered by technological innovation, is a U.S. company with an impressive growth profile, but with an extremely high stock price relative to next-year’s projected earnings, a very low net profit margin and 0% dividend payout, it does not look like a great investment at these levels, in our view. Indeed, for approximately the same market capitalization as Amazon.com at period-end, investors could own the Fund’s top seven holdings, and get roughly five times the revenues, 29 times the earnings and eight times the free cash flow, as well as a single-digit percentage dividend yield. Even assuming an incredible double-digit percentage annualized sales growth rate through the next decade (as the market consensus assumes), Amazon.com’s potential downside could be substantial once it eventually attains a more mature valuation and profit margin profile like, for instance, Walmart (not a Fund holding). Historically, we have done best in the IT sector by avoiding stocks that we believe are pricing in exuberant growth expectations and by focusing instead on market leaders with what we consider reliable cash-generating potential that can be acquired cheaply due to temporary setbacks or concerns about future growth. Examples include U.S. hardware giant Apple, which we liquidated during the period as we used recent share price strength as a profit-taking opportunity, and U.S. software leaders Oracle and Microsoft. We are confident this disciplined approach would again be rewarded as share prices eventually converge with fundamentals in the IT sector over time.

Other sectors that notably detracted from relative performance included health care, due to stock selection, and financials, due to stock selection and an overweighted allocation.4 In health care, shares of U.S. biotechnology firm Allergan remained under pressure. The company has suffered a number of setbacks in recent years, including a failed merger and the loss of patent exclusivity on a key drug. Yet, even adjusting for the patent loss, Allergan shares still trade at valuations significantly below their long-term historical average. We believe that seems very pessimistic for a company with healthy cash generation that should grow revenues at a mid-single digit percentage rate and earnings at an even faster rate thanks to an improving

Top 10 Sectors/Industries

8/31/18

% of Total Net Assets

Banks	13.4%

Pharmaceuticals	12.4%

Oil, Gas & Consumable Fuels	11.0%

Media	4.2%

Insurance	3.7%

Wireless Telecommunication Services	3.3%

Internet Software & Services	3.1%

Diversified Telecommunication Services	2.9%

Industrial Conglomerates	2.8%

Specialty Retail	2.6%

business mix that sees a higher proportion of future cash flows coming from highly profitable, long-duration franchises. Despite isolated stock-specific weakness, we were encouraged to see health care stocks more broadly begin to recover during the review period as investors set aside concerns about generic competition, regulatory scrutiny and a consolidating payer industry, and instead reassessed the sector’s cheap valuations and attractive defensive characteristics. Major pharmaceuticals stocks have been trading at valuations that discount single-digit percentage earnings growth despite generating free cash flow yields in excess of the IT sector and delivering double-digit percentage returns on equity. Furthermore, we believe the sector may prove relatively immune to escalating trade wars given largely domestic supply chains and government incentives to keep costs down.

In financials, Chinese insurer China Life Insurance and U.K.-based emerging markets bank Standard Chartered led the sector lower. China Life’s earnings have been disappointing in recent years due to an increase in reserves attributable to lower interest rates. We recently reassessed this investment amid share price weakness. Although this is not a simple story and we have revisited a number of our assumptions to better reflect the realities of the business, our view on the excellent long-term demographic opportunity has not changed, and we believe China Life offers inexpensive exposure to an attractive structural growth theme. Standard Chartered’s stock declined amid increasing emerging market turmoil and investor impatience about the timing of an eventual earnings recovery. We also revisited this stock during the period, and we

3. The IT sector comprises communications equipment; internet software and services; software; and technology hardware, storage and peripherals in the SOI. The consumer discretionary sector comprises automobiles, household durables, leisure products, media and specialty retail in the SOI.

4. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, life sciences tools and services, and pharmaceuticals in the SOI. The financials sector comprises banks, capital markets, consumer finance, diversified financial services and insurance in the SOI.

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TEMPLETON GROWTH FUND, INC.

concluded that recent weakness represents an additional buying opportunity. Company management has successfully executed on its planned strategic actions to reduce risk, control costs and strengthen the balance sheet. Its focus going forward will be on growing revenues and profitability, which we believe is possible given Standard Chartered’s strong brand and positioning in high GDP growth markets across Asia, the Middle East and Africa. The firm’s restored balance sheet provides ample liquidity and excess capital to finance the growth in these markets, in our assessment, and we expect a meaningful expansion in Standard Chartered’s very low price-to-tangible book value ratio as that growth comes through.

Turning to contributors, stock selection and an overweighted allocation in the energy sector notably contributed to relative performance.5 U.S.-based oil exploration and production firm ConocoPhillips was among the sector’s top contributors. Its shares rallied as higher oil prices led management to boost the dividend and buy back shares. Our thesis on ConocoPhillips was largely predicated on its capital return prospects; encouragingly, despite higher oil prices, company management has focused more on returning excess cash to shareholders than investing in growth. The market has rewarded that discipline, sending shares to multi-year highs during the review period. With valuations approaching levels we consider fair value, we used recent stock price strength as a profit-taking opportunity and liquidated the Fund’s stake in ConocoPhillips. We have been taking profits on higher-volatility, oil price-sensitive energy stocks more generally as market sentiment improved and crude oil began trading above the marginal cost of production. Within the energy sector more broadly, we are finding the most attractive risk-reward characteristics among large integrated companies whose stocks, in our analysis, are not fully discounting likely sustained higher oil prices, and which may prove more defensive if crude oil prices retreat. Encouragingly, management at these companies are exhibiting strategic focus and cost discipline, as evidenced by the fact that the sector in aggregate should generate higher free cash flows this year than it did when oil traded at $100 per barrel. As these cash flows materialize, reassuring investors that the sector’s high dividend payouts can be fully covered, we expect additional upside potential for our select energy holdings.

Top 10 Holdings

8/31/18

Company Sector/Industry, Country	% of Total Net Assets

SES SA Media, Luxembourg	2.4%

Royal Dutch Shell PLC Oil, Gas & Consumable Fuels, U.K.	2.3%

Citigroup Inc. Banks, U.S.	2.3%

Allergan PLC Pharmaceuticals, U.S.	2.2%

BP PLC Oil, Gas & Consumable Fuels, U.K.	2.0%

Oracle Corp. Software, U.S.	2.0%

Singapore Telecommunications Ltd. Diversified Telecommunication Services, Singapore	1.9%

Teva Pharmaceutical Industries Ltd. Pharmaceuticals, Israel	1.8%

Eni SpA Oil, Gas & Consumable Fuels, Italy	1.8%

Samsung Electronics Co. Ltd. Technology Hardware, Storage & Peripherals, South Korea	1.8%

Other sectors that notably contributed to relative performance included industrials, due to stock selection and an underweighted allocation, and real estate, due to an underweighted allocation.6

From a regional standpoint, stock selection and an unfavorable underweighting in the U.S. detracted significantly from the Fund’s relative performance. The U.S. continues to look expensive and generally late in the cycle, in our view. Indeed, the U.S. economic expansion is the second longest (and, by some measures, the weakest) on record, corporate profits appear to be near peak levels, and U.S. stocks are approaching the most expensive levels in history based on the metrics most correlated to long-term returns. Tax reform has contributed to near-term corporate earnings, but that is largely reflected in stock valuations, in our analysis. We believe that unlike Europe, where the risk premium is high and has room to recede, risk appears under-discounted in the U.S., where valuations may inadequately reflect tightening monetary policy, a mature profit cycle and rising trade tensions.

5. The energy sector comprises energy equipment and services and oil, gas and consumable fuels in the SOI.

6. The industrials sector comprises aerospace and defense, air freight and logistics, building products, electrical equipment, industrial conglomerates, machinery and marine in the SOI. The real estate sector comprises real estate management and development in the SOI.

See www.franklintempletondatasources.com for additional data provider information.

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Top 10 Countries

8/31/18

% of Total Net Assets

U.S.	32.5%

U.K.	11.0%

France	7.1%

China	5.9%

Germany	5.4%

Japan	4.5%

Netherlands	4.1%

Switzerland	3.3%

South Korea	2.9%

Canada	2.5%

Overweighted allocations and stock selection in Europe and Asia also hindered relative performance, albeit to a lesser extent. Europe’s overall trailing 12-month price-to-earnings ratio has halved in just the past two years, and the region trades at the steepest discount to the U.S. based on price-to-book ratios in decades, in our analysis. Despite some softening thus far in 2018, we believe the economic backdrop in the eurozone remains broadly expansionary. In our view, an environment of balanced budgets, easier fiscal policy, still-accommodative monetary policy, and accelerating investment supported by high-capacity utilization remains auspicious. In Asia, we believe the best opportunities are those based on the long-term wealth accumulation and demand potential of the region’s consumers. We are finding many such opportunities among providers of the critical services and infrastructure—utilities, telecommunication services and insurers—required to facilitate the rise of a middle class. Emerging markets more generally have been buffeted by a series of headwinds originating in the U.S., including a stronger U.S. dollar and diminished liquidity resulting from the Fed’s quantitative tightening, as well as the uncertainty surrounding trade. We believe those threats are at least partially reflected in emerging market equity valuations hovering near three-year lows, and we continue to find selective opportunities among emerging market stocks we consider to be cheaply valued and have unique value catalysts.

We continue to believe circumstances are poised to improve for value investors as the anomalous conditions dominating this growth-oriented market begin to normalize. Keep in mind that value globally has only been cheaper a very small percentage of the time in the past 30 years, creating an attractive opportunity for contrarian investors. Yet, despite our conviction on value’s long-term prospects, we are not sitting idly by waiting for the cycle to turn. We have worked hard to continuously refine and improve our process, with recent initiatives including improved risk management strategies and the integration of ESG (environmental, social and governance) analysis into our investment framework. The goal in these efforts is to ensure that our investment process remains true to Templeton’s time-tested fundamental value approach, while also evolving to best address client goals and market conditions.

Thank you for your continued participation in Templeton Growth Fund. We look forward to serving your future investment needs.

Norman J. Boersma, CFA
Tucker Scott, CFA James Harper, CFA Heather Arnold, CFA Christopher James Peel, CFA Herbert J. Arnett, Jr. Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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TEMPLETON GROWTH FUND, INC.

Performance Summary as of August 31, 2018

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 8/31/181

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A

1-Year	+4.99%	-1.04%

5-Year	+33.81%	+4.75%

10-Year	+67.46%	+4.67%

Advisor

1-Year	+5.24%	+5.24%

5-Year	+35.55%	+6.27%

10-Year	+71.75%	+5.56%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 10 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class A (9/1/08–8/31/18)

Advisor Class (9/1/08–8/31/18)

See page 10 for Performance Summary footnotes.

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TEMPLETON GROWTH FUND, INC.

PERFORMANCE SUMMARY

Distributions (9/1/17–8/31/18)

Share Class	Net Investment Income

A	$0.4866

C1	$0.2811

R	$0.4176

R6	$0.5845

Advisor	$0.5546

Total Annual Operating Expenses5

Share Class

A	1.05%

Advisor	0.80%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. Because the Fund may invest its assets in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of securities held by the Fund. Current political uncertainty surrounding the European Union (EU) and the financial instability of some countries in the EU may increase market volatility and the economic risk of investing in companies in Europe. Derivatives involve costs and can create economic leverage which may result in significant volatility and cause the fund to participate in losses (and enable gains) on an amount that exceeds the fund’s initial investment. In addition, smaller-company stocks have historically experienced more price volatility than larger-company stocks, especially over the short term. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 12/31/18. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Source: Morningstar. The MSCI ACWI is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 3/1/18	Value 8/31/18	3/1/18–8/31/18[1,2]	Value 8/31/18	3/1/18–8/31/18[1,2]	Ratio[2]

A	$1,000	$991.90	$5.07	$1,020.11	$5.14	1.01%
C1	$1,000	$988.40	$8.82	$1,016.33	$8.94	1.76%
R	$1,000	$990.80	$6.32	$1,018.85	$6.41	1.26%
R6	$1,000	$993.40	$3.57	$1,021.63	$3.62	0.71%
Advisor	$1,000	$993.40	$3.82	$1,021.37	$3.87	0.76%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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TEMPLETON GROWTH FUND, INC.

Financial Highlights

	Year Ended August 31,
	2018		2017		2016		2015	2014

Class A

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$26.26		$22.67		$22.60		$26.05	$22.13

Income from investment operations[a]:
Net investment income[b]	0.47		0.38		0.35		0.42	0.55[c]
Net realized and unrealized gains (losses)	0.84		3.55		0.08		(3.20)	3.68

Total from investment operations	1.31		3.93		0.43		(2.78)	4.23

Less distributions from net investment income	(0.49)		(0.34)		(0.36)		(0.67)	(0.31)

Net asset value, end of year	$27.08		$26.26		$22.67		$22.60	$26.05

Total return[d]	4.99%		17.49%		1.97%		(10.76)%	19.22%

Ratios to average net assets
Expenses	1.03%	[e]	1.06%	[e,f]	1.07%	[e,f]	1.05% [e]	1.03%
Net investment income	1.75%		1.55%		1.60%		1.74%	2.18%[c]

Supplemental data
Net assets, end of year (000’s)	$10,711,345		$10,880,427		$10,524,247		$11,506,800	$14,138,298
Portfolio turnover rate	28.77%		29.17%		23.05%		18.47%	17.17%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.19 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.43%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fBenefit of expense reduction rounds to less than 0.01%.

12	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON GROWTH FUND, INC.

FINANCIAL HIGHLIGHTS

	Year Ended August 31,
	2018		2017		2016		2015	2014

Class C1

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$25.52		$22.04		$21.96		$25.32	$21.53

Income from investment operations[a]:
Net investment income[b]	0.26		0.19		0.18		0.23	0.35[c]
Net realized and unrealized gains (losses)	0.81		3.45		0.08		(3.11)	3.58

Total from investment operations	1.07		3.64		0.26		(2.88)	3.93

Less distributions from net investment income	(0.28)		(0.16)		(0.18)		(0.48)	(0.14)

Net asset value, end of year	$26.31		$25.52		$22.04		$21.96	$25.32

Total return[d]	4.20%		16.61%		1.20%		(11.44)%	18.30%

Ratios to average net assets
Expenses	1.78%	[e]	1.81%	[e,f]	1.82%	[e,f]	1.80% [e]	1.78%
Net investment income	1.00%		0.80%		0.85%		0.99%	1.43%[c]

Supplemental data
Net assets, end of year (000’s)	$554,889		$594,594		$634,175		$724,843	$900,525
Portfolio turnover rate	28.77%		29.17%		23.05%		18.47%	17.17%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.19 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.68%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	13

TEMPLETON GROWTH FUND, INC.

FINANCIAL HIGHLIGHTS

	Year Ended August 31,
	2018		2017		2016		2015	2014

Class R

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$26.00		$22.45		$22.37		$25.78	$21.91

Income from investment operations[a]:
Net investment income[b]	0.40		0.31		0.29		0.36	0.48[c]
Net realized and unrealized gains (losses)	0.83		3.52		0.08		(3.17)	3.64

Total from investment operations	1.23		3.83		0.37		(2.81)	4.12

Less distributions from net investment income	(0.42)		(0.28)		(0.29)		(0.60)	(0.25)

Net asset value, end of year	$26.81		$26.00		$22.45		$22.37	$25.78

Total return	4.73%		17.18%		1.72%		(10.97)%	18.88%

Ratios to average net assets
Expenses	1.28%	[d]	1.31%	[d,e]	1.32%	[d,e]	1.30% [d]	1.28%
Net investment income	1.50%		1.30%		1.35%		1.49%	1.93%[c]

Supplemental data
Net assets, end of year (000’s)	$88,560		$99,389		$104,180		$119,665	$155,334
Portfolio turnover rate	28.77%		29.17%		23.05%		18.47%	17.17%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.19 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.18%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

eBenefit of expense reduction rounds to less than 0.01%.

14	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON GROWTH FUND, INC.

FINANCIAL HIGHLIGHTS

	Year Ended August 31,
	2018		2017		2016		2015	2014

Class R6

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$26.29		$22.69		$22.63		$26.08	$22.16
Income from investment operations[a]:
Net investment income[b]	0.56		0.46		0.43		0.51	0.63[c]
Net realized and unrealized gains (losses)	0.83		3.56		0.08		(3.20)	3.68

Total from investment operations	1.39		4.02		0.51		(2.69)	4.31

Less distributions from net investment income	(0.58)		(0.42)		(0.45)		(0.76)	(0.39)

Net asset value, end of year.	$27.10		$26.29		$22.69		$22.63	$26.08

Total return	5.33%		17.94%		2.34%		(10.41)%	19.60%

Ratios to average net assets
Expenses	0.70%	[d]	0.71%	[d,e]	0.70%	[d,e]	0.70% [d]	0.69%
Net investment income	2.08%		1.90%		1.97%		2.09%	2.52%[c]

Supplemental data
Net assets, end of year (000’s)	$1,791,152		$1,843,276		$1,859,796		$1,977,253	$2,363,855
Portfolio turnover rate	28.77%		29.17%		23.05%		18.47%	17.17%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.19 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.77%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

eBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	15

TEMPLETON GROWTH FUND, INC.

FINANCIAL HIGHLIGHTS

	Year Ended August 31,
	2018		2017		2016		2015	2014

Advisor Class

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$26.33		$22.73		$22.66		$26.13	$22.15

Income from investment operations[a]:
Net investment income[b]	0.54		0.45		0.40		0.49	0.59[c]
Net realized and unrealized gains (losses)	0.83		3.55		0.09		(3.22)	3.71

Total from investment operations	1.37		4.00		0.49		(2.73)	4.30

Less distributions from net investment income	(0.55)		(0.40)		(0.42)		(0.74)	(0.32)

Net asset value, end of year	$27.15		$26.33		$22.73		$22.66	$26.13

Total return	5.24%		17.78%		2.25%		(10.54)%	19.55%

Ratios to average net assets
Expenses	0.78%	[d]	0.81%	[d,e]	0.82%	[d,e]	0.80% [d]	0.78%
Net investment income	2.00%		1.80%		1.85%		1.99%	2.43%[c]

Supplemental data
Net assets, end of year (000’s)	$533,358		$523,263		$388,677		$396,094	$429,080
Portfolio turnover rate	28.77%		29.17%		23.05%		18.47%	17.17%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.19 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.68%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

eBenefit of expense reduction rounds to less than 0.01%.

16	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON GROWTH FUND, INC.

Statement of Investments, August 31, 2018

	Industry	Shares	Value

Common Stocks 94.2%
Canada 2.5%
Barrick Gold Corp.	Metals & Mining	8,577,400	$89,376,507
Husky Energy Inc.	Oil, Gas & Consumable Fuels	7,530,600	124,505,150
Wheaton Precious Metals Corp.	Metals & Mining	7,040,719	120,613,275
			334,494,932
China 5.9%
[a]Baidu Inc., ADR	Internet Software & Services	998,180	226,067,806
China Life Insurance Co. Ltd., H	Insurance	60,205,000	136,069,498
China Mobile Ltd.	Wireless Telecommunication Services	14,949,900	140,562,429
China Telecom Corp. Ltd., ADR	Diversified Telecommunication Services	735,230	34,702,856
China Telecom Corp. Ltd., H	Diversified Telecommunication Services	240,501,610	113,062,597
Kunlun Energy Co. Ltd.	Oil, Gas & Consumable Fuels	150,726,700	157,463,045
			807,928,231
Denmark 1.9%
A.P. Moeller-Maersk AS, B	Marine	77,506	119,588,959
Vestas Wind Systems AS	Electrical Equipment	2,042,329	142,269,961
			261,858,920
France 7.1%
AXA SA	Insurance	7,713,228	194,635,475
BNP Paribas SA	Banks	3,052,847	179,188,562
Compagnie de Saint-Gobain	Building Products	2,034,606	87,512,632
Credit Agricole SA	Banks	9,929,735	135,878,751
Sanofi	Pharmaceuticals	2,421,863	207,102,122
Veolia Environnement SA	Multi-Utilities	8,010,164	168,804,364
			973,121,906
Germany 5.4%
Bayer AG	Pharmaceuticals	1,785,273	166,524,852
E.ON SE	Multi-Utilities	12,331,345	131,364,963
[a]Innogy SE	Multi-Utilities	1,176,625	50,998,229
Merck KGaA	Pharmaceuticals	1,744,908	183,211,000
Siemens AG	Industrial Conglomerates	1,581,963	205,571,641
Siemens AG, ADR	Industrial Conglomerates	65,018	4,213,492
			741,884,177
Hong Kong 1.4%
CK Hutchison Holdings Ltd.	Industrial Conglomerates	14,891,500	171,601,714
Value Partners Group Ltd.	Capital Markets	20,445,000	13,935,274
			185,536,988
India 1.4%
Bharti Airtel Ltd.	Wireless Telecommunication Services	19,563,982	105,762,052
Hero Motocorp Ltd.	Automobiles	1,932,181	88,542,082
			194,304,134
Ireland 0.5%
Bank of Ireland Group PLC	Banks	8,134,777	66,457,612
Israel 1.8%
Teva Pharmaceutical Industries Ltd., ADR	Pharmaceuticals	10,979,246	251,534,526
Italy 2.2%
Eni SpA	Oil, Gas & Consumable Fuels	13,355,457	247,663,466
UniCredit SpA	Banks	3,955,620	57,075,779
			304,739,245

franklintempleton.com	Annual Report	17

TEMPLETON GROWTH FUND, INC.

STATEMENT OF INVESTMENTS

	Industry	Shares	Value

Common Stocks (continued)
Japan 4.5%
Mitsui Fudosan Co. Ltd.	Real Estate Management & Development	5,429,100	$124,335,943
Panasonic Corp.	Household Durables	13,255,100	158,254,715
Seven & i Holdings Co. Ltd.	Food & Staples Retailing	2,332,900	95,012,578
SoftBank Group Corp.	Wireless Telecommunication Services	855,000	79,262,860
Suntory Beverage & Food Ltd.	Beverages	2,371,000	97,204,491
Taiheiyo Cement Corp.	Construction Materials	1,989,400	60,162,765

			614,233,352

Luxembourg 2.4%
SES SA, IDR	Media	16,102,405	322,894,690

Netherlands 4.1%
Aegon NV	Insurance	29,561,437	177,217,401
Akzo Nobel NV	Chemicals	1,768,595	165,256,510
ING Groep NV	Banks	11,522,508	156,310,427
[a]QIAGEN NV	Life Sciences Tools & Services	1,573,600	60,899,903

			559,684,241

Singapore 1.9%
Singapore Telecommunications Ltd.	Diversified Telecommunication Services	108,261,100	254,713,446

South Korea 2.9%
KB Financial Group Inc.	Banks	3,410,144	158,035,537
Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	5,624,069	244,250,755

			402,286,292

Sweden 0.8%
Getinge AB, B	Health Care Equipment & Supplies	9,065,451	108,020,547

Switzerland 3.3%
Novartis AG	Pharmaceuticals	439,916	36,470,990
Roche Holding AG	Pharmaceuticals	939,607	233,363,277
UBS Group AG	Capital Markets	11,238,949	175,443,756

			445,278,023

Thailand 1.2%
Bangkok Bank PCL, fgn	Banks	18,820,900	119,461,312
Bangkok Bank PCL, NVDR	Banks	8,099,000	50,665,090

			170,126,402

United Kingdom 11.0%
BAE Systems PLC	Aerospace & Defense	12,346,734	96,964,545
Barclays PLC	Banks	28,624,318	65,177,119
BP PLC	Oil, Gas & Consumable Fuels	38,988,466	276,534,835
HSBC Holdings PLC (GBP Traded)	Banks	438,459	3,800,830
HSBC Holdings PLC (HKD Traded)	Banks	17,244,540	151,262,113
Kingfisher PLC	Specialty Retail	53,159,691	188,420,447
Man Group PLC	Capital Markets	23,440,122	52,188,075
Royal Dutch Shell PLC, B	Oil, Gas & Consumable Fuels	9,474,049	311,919,895
Standard Chartered PLC (GBP Traded)	Banks	27,733,407	225,386,696
Standard Chartered PLC (HKD Traded)	Banks	376,516	3,074,794
Vodafone Group PLC	Wireless Telecommunication Services	62,101,996	132,391,381

			1,507,120,730

United States 32.0%
Advance Auto Parts Inc.	Specialty Retail	1,015,600	166,588,868
Allergan PLC	Pharmaceuticals	1,534,859	294,247,819
Ally Financial Inc.	Consumer Finance	1,576,830	42,385,190

18	Annual Report	franklintempleton.com

TEMPLETON GROWTH FUND, INC.

STATEMENT OF INVESTMENTS

	Industry	Shares	Value

Common Stocks (continued)
United States (continued)
[a]Alphabet Inc., A	Internet Software & Services	162,399	$200,043,088
AmerisourceBergen Corp.	Health Care Providers & Services	1,697,799	152,750,976
Amgen Inc.	Biotechnology	374,485	74,825,848
Apache Corp.	Oil, Gas & Consumable Fuels	4,311,020	188,952,007
Capital One Financial Corp.	Consumer Finance	1,911,440	189,404,589
Cardinal Health Inc.	Health Care Providers & Services	2,086,957	108,918,286
[a]Celgene Corp.	Biotechnology	600,240	56,692,668
Citigroup Inc.	Banks	4,343,680	309,443,763
Comcast Corp., A	Media	4,721,500	174,648,285
[a]CommScope Holding Co. Inc.	Communications Equipment	3,176,200	100,653,778
Coty Inc., A	Personal Products	16,180,455	199,990,424
Eli Lilly & Co.	Pharmaceuticals	1,640,020	173,268,113
Exxon Mobil Corp.	Oil, Gas & Consumable Fuels	1,631,700	130,813,389
Gilead Sciences Inc.	Biotechnology	2,891,900	219,003,587
Helmerich & Payne Inc.	Energy Equipment & Services	652,500	42,784,425
JPMorgan Chase & Co.	Banks	1,332,220	152,645,768
Kellogg Co.	Food Products	1,235,100	88,667,829
The Kroger Co.	Food & Staples Retailing	470,300	14,814,450
[a]Mattel Inc.	Leisure Products	9,052,600	139,681,618
Medtronic PLC	Health Care Equipment & Supplies	36,970	3,564,278
Microsoft Corp.	Software	42,599	4,785,146
[a,b]Navistar International Corp.	Machinery	4,255,520	185,413,006
[a]NetScout Systems Inc.	Communications Equipment	850,920	21,273,000
Oracle Corp.	Software	5,560,900	270,148,522
Perrigo Co. PLC	Pharmaceuticals	1,919,790	146,883,133
Twenty-First Century Fox Inc., A	Media	1,761,670	79,979,818
United Parcel Service Inc., B	Air Freight & Logistics	1,306,540	160,547,635
Voya Financial Inc.	Diversified Financial Services	1,692,677	84,752,337
Walgreens Boots Alliance Inc.	Food & Staples Retailing	2,868,600	196,671,216

			4,375,242,859

Total Common Stocks (Cost $11,338,519,132)			12,881,461,253

		Principal Amount
Corporate Bonds (Cost $64,095,422) 0.5%
United States 0.5%
[c]Chesapeake Energy Corp., secured note, second lien, 144A, 8.00%, 12/15/22	Oil, Gas & Consumable Fuels	$68,272,000	71,856,280

Total Investments before Short Term Investments (Cost $11,402,614,554)			12,953,317,533

Short Term Investments 4.7%

Time Deposits 4.7%
United States 4.7%
Bank of Montreal, 1.80%, 9/04/18		100,000,000	100,000,000
National Australia Bank Ltd., 1.83%, 9/04/18		100,000,000	100,000,000
National Bank of Canada, 1.85%, 9/04/18		200,000,000	200,000,000

franklintempleton.com	Annual Report	19

TEMPLETON GROWTH FUND, INC.

STATEMENT OF INVESTMENTS

		Principal Amount	Value
Short Term Investments (continued)

Time Deposits (continued)
United States (continued)
Royal Bank of Canada, 1.85%, 9/04/18		$250,000,000	$250,000,000

Total Time Deposits (Cost $650,000,000)			650,000,000

Total Investments (Cost $12,052,614,554) 99.4%			13,603,317,533
Options Written (0.0)%†			(3,208,875)
Other Assets, less Liabilities 0.6%			79,195,917

Net Assets 100.0%			$13,679,304,575

	Number of Contracts	Notional Amount

[d]Options Written (0.0)%†
Calls - Exchange-Traded
Navistar International Corp., January Strike Price $43.01, Expires 1/18/19	4,975	497,500	(1,990,000)
Navistar International Corp., October Strike Price $43.01, Expires 10/19/18	4,975	497,500	(1,218,875)

Total Options Written (Premium Received $3,188,901)			$(3,208,875)

See Abbreviations on page 35.

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bA portion or all of the security is held in connection with written option contracts open at year end.

cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Fund’s Board of Directors.

dSee Note 1(c) regarding written options.

20	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON GROWTH FUND, INC.

Financial Statements

Statement of Assets and Liabilities

August 31, 2018

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$12,052,614,554

Value - Unaffiliated issuers	$13,603,317,533
Cash	31,536,538
Foreign currency, at value (cost $8,385,331)	8,378,012
Receivables:
Investment securities sold	30,561,872
Capital shares sold	3,573,171
Dividends and interest	47,404,482
European Union tax reclaims	16,101,926
Other assets	7,320
Total assets	13,740,880,854

Liabilities:
Payables:
Investment securities purchased	32,703,123
Capital shares redeemed	12,222,046
Management fees	7,963,353
Distribution fees	2,795,164
Transfer agent fees	1,288,222
Options written, at value (premiums received $3,188,901)	3,208,875
Accrued expenses and other liabilities	1,395,496
Total liabilities	61,576,279

Net assets, at value	$13,679,304,575

Net assets consist of:
Paid-in capital	$11,078,339,455
Undistributed net investment income	184,997,376
Net unrealized appreciation (depreciation)	1,551,162,055
Accumulated net realized gain (loss)	864,805,689
Net assets, at value	$13,679,304,575

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	21

TEMPLETON GROWTH FUND, INC.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

August 31, 2018

Class A:
Net assets, at value	$10,711,345,295
Shares outstanding	395,500,099
Net asset value per share[a]	$27.08
Maximum offering price per share (net asset value per share ÷ 94.25%)	$28.73
Class C1:
Net assets, at value	$554,889,247
Shares outstanding	21,088,197
Net asset value and maximum offering price per share[a]	$26.31
Class R:
Net assets, at value	$88,560,169
Shares outstanding	3,303,090
Net asset value and maximum offering price per share	$26.81
Class R6:
Net assets, at value	$1,791,151,749
Shares outstanding	66,098,318
Net asset value and maximum offering price per share	$27.10
Advisor Class:
Net assets, at value	$533,358,115
Shares outstanding	19,646,884
Net asset value and maximum offering price per share	$27.15

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

22	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON GROWTH FUND, INC.

FINANCIAL STATEMENTS

Statement of Operations

for the year ended August 31, 2018

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$ 370,414,116
Interest:
Unaffiliated issuers	13,290,649
Income from securities loaned (net of fees and rebates)	1,180,156
Other income (Note 1e)	774,895

Total investment income	385,659,816

Expenses:
Management fees (Note 3a)	94,195,896
Distribution fees: (Note 3c)
Class A	27,058,463
Class C1	5,815,908
Class R	479,038
Transfer agent fees: (Note 3e)
Class A	9,121,062
Class C1	489,886
Class R	81,357
Class R6	90,071
Advisor Class	429,111
Custodian fees (Note 4)	988,080
Reports to shareholders	701,354
Registration and filing fees	134,583
Professional fees	419,150
Directors’ fees and expenses	383,470
Other	345,127

Total expenses	140,732,556
Expenses waived/paid by affiliates (Note 3f and 3g)	(52,089)

Net expenses	140,680,467

Net investment income	244,979,349

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	1,282,862,419
Non-controlled affiliates (Note 3f and 9)	5,555,037
Foreign currency transactions	(1,975,415)

Net realized gain (loss)	1,286,442,041

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(835,127,523)
Translation of other assets and liabilities denominated in foreign currencies	(1,055,263)
Written options	(19,974)
Change in deferred taxes on unrealized appreciation	1,034,381

Net change in unrealized appreciation (depreciation)	(835,168,379)

Net realized and unrealized gain (loss)	451,273,662

Net increase (decrease) in net assets resulting from operations	$696,253,011

*Foreign taxes withheld on dividends	$29,106,075

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	23

TEMPLETON GROWTH FUND, INC.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended August 31,
	2018	2017

Increase (decrease) in net assets:
Operations:
Net investment income	$244,979,349	$215,494,018
Net realized gain (loss)	1,286,442,041	549,563,906
Net change in unrealized appreciation (depreciation)	(835,168,379)	1,458,765,968

Net increase (decrease) in net assets resulting from operations	696,253,011	2,223,823,892

Distributions to shareholders from:
Net investment income:
Class A	(195,191,280)	(150,590,934)
Class C1	(6,311,761)	(4,486,414)
Class R	(1,537,795)	(1,204,674)
Class R6	(40,254,398)	(33,129,446)
Advisor Class	(10,062,504)	(7,018,978)

Total distributions to shareholders	(253,357,738)	(196,430,446)

Capital share transactions: (Note 2)
Class A	(513,628,560)	(1,222,141,155)
Class C1	(58,357,823)	(131,858,742)
Class R	(14,099,627)	(19,800,498)
Class R6	(112,349,997)	(291,674,151)
Advisor Class	(6,104,141)	67,955,675

Total capital share transactions	(704,540,148)	(1,597,518,871)

Net increase (decrease) in net assets	(261,644,875)	429,874,575
Net assets:
Beginning of year	13,940,949,450	13,511,074,875

End of year	$13,679,304,575	$13,940,949,450

Undistributed net investment income included in net assets:
End of year	$184,997,376	$195,021,948

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TEMPLETON GROWTH FUND, INC.

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Templeton Growth Fund, Inc. (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers five classes of shares: Class A, Class C1, Class R, Class R6 and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

Effective August 1, 2018, Class C was renamed Class C1.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Fund’s Board of Directors (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter

(OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV. Investments in time deposits are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

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TEMPLETON GROWTH FUND, INC.

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities.

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TEMPLETON GROWTH FUND, INC.

NOTES TO FINANCIAL STATEMENTS

The Fund purchased or wrote exchange traded option contracts primarily to gain exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Note 8 regarding other derivative information.

d. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At August 31, 2018, the Fund had no securities on loan.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns. In the event that EU reclaims received by the Fund during the fiscal year exceed foreign withholding taxes paid, and the Fund previously passed foreign tax credit on to its shareholders, the Fund may enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability on behalf of the Fund’s shareholders. During the fiscal year ended August 31, 2018, the Fund received EU reclaims in excess of the foreign taxes paid during the year, determined to enter into a closing agreement with the IRS and recorded an estimated liability of $94,600.

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TEMPLETON GROWTH FUND, INC.

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies (continued)

e. Income and Deferred Taxes (continued)

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of August 31, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. Capital Stock

At August 31, 2018, there were 2.4 billion shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended August 31,
	2018		2017
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	14,913,291	$460,252,074	17,970,411	$440,938,193
Shares issued in reinvestment of distributions	6,012,472	161,659,231	5,266,762	124,927,590
Shares issued on reorganization (Note 10)	12,926,845	295,023,084	—	—
Shares redeemed	(52,618,740)	(1,430,562,949)	(73,159,840)	(1,788,006,938)
Net increase (decrease)	(18,766,132)	$(513,628,560)	(49,922,667)	$(1,222,141,155)

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TEMPLETON GROWTH FUND, INC.

NOTES TO FINANCIAL STATEMENTS

	Year Ended August 31,
	2018		2017
	Shares	Amount	Shares	Amount

Class C1 Shares:
Shares sold	1,474,870	$43,187,826	1,518,318	$36,203,855
Shares issued in reinvestment of distributions	236,589	6,212,817	178,644	4,140,979
Shares issued on reorganization (Note 10)	976,810	21,658,991	—	—
Shares redeemed	(4,897,184)	(129,417,457)	(7,172,776)	(172,203,576)

Net increase (decrease)	(2,208,915)	$(58,357,823)	(5,475,814)	$(131,858,742)

Class R Shares:
Shares sold	321,464	$8,628,044	397,775	$9,698,059
Shares issued in reinvestment of distributions	56,467	1,505,423	50,146	1,179,928
Shares redeemed	(897,264)	(24,233,094)	(1,266,726)	(30,678,485)

Net increase (decrease)	(519,333)	$(14,099,627)	(818,805)	$(19,800,498)

Class R6 Shares:
Shares sold	4,163,216	$112,061,006	755,882	$18,359,631
Shares issued in reinvestment of distributions	1,451,754	38,965,075	1,358,201	32,175,780
Shares redeemed	(9,634,039)	(263,376,078)	(13,947,550)	(342,209,562)

Net increase (decrease)	(4,019,069)	$(112,349,997)	(11,833,467)	$(291,674,151)

Advisor Class Shares:
Shares sold	4,058,128	$113,359,292	8,486,061	$206,700,667
Shares issued in reinvestment of distributions	335,044	9,012,671	270,582	6,423,618
Shares issued on reorganization (Note 10)	743,643	17,009,388	—	—
Shares redeemed	(5,365,950)	(145,485,492)	(5,983,373)	(145,168,610)

Net increase (decrease)	(229,135)	$(6,104,141)	2,773,270	$67,955,675

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Global Advisors Limited (TGAL)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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TEMPLETON GROWTH FUND, INC.

NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.780%	Up to and including $200 million
0.765%	Over $200 million, up to and including $700 million
0.730%	Over $700 million, up to and including $1 billion
0.715%	Over $1 billion, up to and including $1.2 billion
0.690%	Over $1.2 billion, up to and including $5 billion
0.675%	Over $5 billion, up to and including $10 billion
0.655%	Over $10 billion, up to and including $15 billion
0.635%	Over $15 billion, up to and including $20 billion
0.615%	Over $20 billion, up to and including $25 billion
0.605%	Over $25 billion, up to and including $30 billion
0.595%	Over $30 billion, up to and including $35 billion
0.585%	Over $35 billion, up to and including $40 billion
0.575%	Over $40 billion, up to and including $45 billion
0.565%	In excess of $45 billion

For the year ended August 31, 2018, the gross effective investment management fee rate was 0.680% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C1 and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C1	1.00%
Class R	0.50%

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TEMPLETON GROWTH FUND, INC.

NOTES TO FINANCIAL STATEMENTS

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$462,065
CDSC retained	$14,781

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Effective November 1, 2017, the fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. Prior to November 1, 2017, the fees were account based fees that varied based on fund or account type. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended August 31, 2018, the Fund paid transfer agent fees of $10,257,586, of which $5,695,506 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended August 31, 2018, the Fund held investments in affiliated management investment companies as follows:

Net Change
	Number of			Number of	Value			in
	Shares Held			Shares	at End		Realized	Unrealized
	at Beginning	Gross	Gross	Held at End	of	Dividend	Gain	Appreciation
	of Year	Additions	Reductions	of Year	Year	Income	(Loss)	(Depriciation)
Non-Controller Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.64%	—	1,107,574,542	(1,107,574,542)	—	$—	$—	$—	$—

g. Waiver and Expense Reimbursements

Investor Services has voluntarily agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.02% based on the average net assets of the class. Investor Services may discontinue this waiver in the future.

h. Other Affiliated Transactions

At August 31, 2018, one or more of the funds in Franklin Fund Allocator Series owned 13.8% of the Fund’s outstanding shares.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended August 31, 2018, there were no credits earned.

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TEMPLETON GROWTH FUND, INC.

NOTES TO FINANCIAL STATEMENTS

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

During the year ended August 31, 2018, the Fund utilized $438,446,486 of capital loss carryforwards.

The tax character of distributions paid during the years ended August 31, 2018 and 2017, was as follows:

	2018	2017

Distributions paid from ordinary income	$253,357,738	$196,430,446

At August 31, 2018, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$12,002,404,127

Unrealized appreciation	$2,432,034,922
Unrealized depreciation	(834,330,391)

Net unrealized appreciation (depreciation)	$1,597,704,531

Distributable earnings:
Undistributed ordinary income	$169,097,839
Undistributed long term capital gains	817,784,161

Total distributable earnings	$986,882,000

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of EU reclaims.

The Fund utilized a tax accounting practice to treat a portion of the proceeds from capital shares redeemed as a distribution from realized capital gains.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2018, aggregated $3,829,018,825 and $4,716,640,218, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

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TEMPLETON GROWTH FUND, INC.

NOTES TO FINANCIAL STATEMENTS

8. Other Derivative Information

At August 31, 2018, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Equity contracts	Investments in securities, at value	$ —	Options written, at value	$3,208,875

For the year ended August 31, 2018, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Year	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year

	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Equity contracts	Written options	$ —	Written options	$(19,974)

For the year ended August 31, 2018, the average month end notional amount of options represented 76,538 shares.

See Note 1(c) regarding derivative financial instruments.

9. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the year ended August 31, 2018, investments in “affiliated companies” were as follows:

Name of Issuer	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year		Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)

Non-Controlled Affiliates
Navistar International Corp.	5,754,190	—	(1,498,670)	4,255,520	$—	[a]	$—	$5,555,037	$—[a]

aAs of August 31, 2018, no longer an affiliate.

10. Reorganization

On August 24, 2018, the Fund, pursuant to a plan of reorganization approved on August 3, 2018 by shareholders of Templeton Global Opportunities Trust (Acquired Fund), acquired 100% of the Acquired Fund’s net assets, primarily made up of investment securities, which included $62,105,068 of unrealized appreciation, through a tax-free exchange of 14,647,298 shares of the Fund (valued at $333,691,463). Immediately after the completion of the reorganization, the combined net assets of the Fund were $13,715,696,074.

The primary purpose for the reorganization was to combine the Acquired Fund with a Fund with the same investment goal and investment style, similar principal investment strategies and principal investment risks, lower annual fund operating expenses, slightly better long-term total return investment performance, significantly more assets, and more favorable sales prospects. The

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TEMPLETON GROWTH FUND, INC.

NOTES TO FINANCIAL STATEMENTS

10. Reorganization (continued)

estimated cost of the reorganization was $293,500 of which the Fund and the Acquired Fund each paid 25% and Templeton Investment Counsel, LLC (the investment manager for the Acquired Fund) and TGAL (the investment manager for the Fund) each paid 25%. The allocated portion of the Fund’s reorganization expenses are included with other expenses in the Statement of Operations.

Assuming the reorganization had been completed on September 1, 2017, the Fund’s pro forma results of operations, would have been as follows:

Period	Net Investment Income	Net Realized and Unrealized Gain (Loss)	Net Increase (Decrease) in Net Assets from Operations
For the period September 1, 2017, through August 31, 2018	$249,114,958	$471,617,936	$720,732,894

Subsequent to the reorganization, the Fund has been managed as a single entity. Accordingly, it is impracticable to identify the amounts of investment income and net investment income attributable to the Acquired Fund’s assets after the completion of the reorganization.

11. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended August 31, 2018, the Fund did not use the Global Credit Facility.

12. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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TEMPLETON GROWTH FUND, INC.

NOTES TO FINANCIAL STATEMENTS

A summary of inputs used as of August 31, 2018, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:[a]
Equity Investments	$12,881,461,253	$—	$—	$12,881,461,253
Corporate Bonds	—	71,856,280	—	71,856,280
Short Term Investments	—	650,000,000	—	650,000,000

Total Investments in Securities	$12,881,461,253	$721,856,280	$—	$13,603,317,533

Liabilities:
Other Financial Instruments:
Options Written	$—	$3,208,875	$—	$3,208,875

aFor detailed categories, see the accompanying Statement of Investments.

13. New Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurements. The amendments in the ASU modify the disclosure requirements on fair value measurements in Topic 820. The ASU is effective for interim and annual reporting periods beginning after December 15, 2019. Management is currently evaluating the impact, if any, of applying this provision.

14. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure, except for the following:

On February 27, 2018, the Board approved the conversion of Class C1 shares into new Class C shares of the Fund, effective on or about October 5, 2018. The new Class C shares will have the same rights, preferences and fee structure as the Class C1 shares, except that the new Class C shares will have a conversion feature into Class A shares.

The Board approved an automatic conversion feature for Class C that will convert shareholders’ Class C shares into Class A shares after they have been held for 10 years. The conversion feature will become effective on or about October 5, 2018. Further details are disclosed in the Fund’s Prospectus.

On May 18, 2018, the Board approved changes to certain front-end sales charges and dealer commissions on Class A shares. The changes will become effective on or about September 10, 2018. Further details are disclosed in the Fund’s Prospectus.

Abbreviations

Currency		Selected Portfolio
GBP	British Pound	ADR	American Depositary Receipt
HKD	Hong Kong Dollar	IDR	International Depositary Receipt
		NVDR	Non-Voting Depositary Receipt

franklintempleton.com	Annual Report	35

TEMPLETON GROWTH FUND, INC.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Templeton Growth Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton Growth Fund, Inc. (the “Fund”) as of August 31, 2018, the related statement of operations for the year ended August 31, 2018, the statement of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2018 and the financial highlights for each of the five years in the period ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 16, 2018

We have served as the auditor of one or more investment companies in the Franklin Templeton funds since 1948.

36	Annual Report	franklintempleton.com

TEMPLETON GROWTH FUND, INC.

Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $32,186,809 as a long term capital gain dividend for the fiscal year ended August 31, 2018.

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Fund hereby reports 29.69% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended August 31, 2018.

Under Section 854(b)(1)(B) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $318,895,904 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Internal Revenue Code for the fiscal year ended August 31, 2018. Distributions, including qualified dividend income, paid during calendar year 2018 will be reported to shareholders on Form 1099-DIV by mid-February 2019. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At August 31, 2017 more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This written statement will allow shareholders of record on December 14, 2017, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund, to Class A, Class C1, Class R, and Class R6 and Advisor Class shareholders of record.

	Foreign Tax Paid	Foreign Source	Foreign Source Qualified
Class	Per Share	Income Per Share	Dividends Per Share
Class A	$0.0430	$0.3432	$0.2440
Class C1	$0.0430	$0.1838	$0.1307
Class R	$0.0430	$0.2894	$0.2058
Class R6	$0.0430	$0.4142	$0.2944
Advisor Class	$0.0430	$0.3950	$0.2810

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

In February 2018, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2017. The Foreign Source Income reported on Form 1099-DIV was not adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2017 individual income tax returns.

1. Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

franklintempleton.com	Annual Report	37

TEMPLETON GROWTH FUND, INC.

Special Meeting of Shareholders

MEETING OF SHAREHOLDERS: OCTOBER 30, 2017 AND RECONVENED ON DECEMBER 15, 2017

(UNAUDITED)

A Special Meeting of Shareholders of Templeton Growth Fund, Inc. was held at the offices of Franklin Templeton Investments, 300 S.E. 2nd Street, Fort Lauderdale, Florida on October 30, 2017 and reconvened on December 15, 2017. The purpose of the meeting was to elect Directors of Templeton Growth Fund, Inc. and to vote on the following proposals: to approve amendments to certain fundamental investment restrictions of the Fund (which included five sub-proposals); to approve the elimination of certain fundamental investment restrictions of the Fund (which included five sub-proposals); and to approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval. At the meeting, (i) the following persons were elected by the shareholders to serve as Directors of the Templeton Growth Fund, Inc.: Harris J. Ashton, Ann Torre Bates, Mary C. Choksi, Edith E. Holiday, Gregory E. Johnson, Rupert H. Johnson, Jr., J. Michael Luttig, David W. Niemiec, Larry D. Thompson, Constantine D. Tseretopoulos, and Robert E. Wade; and (ii) the proposals and sub-proposals, as applicable, to approve amendments to certain fundamental investment restrictions of the Fund, to approve the elimination of certain fundamental investment restrictions of the Fund, and to approve the use of a “manager of managers” structure were approved by shareholders. No other business was transacted at the meeting.

In connection with the meeting, management is aware that some shareholders received from the proxy solicitor numerous calls and mailings that may have been distracting. Management is taking steps to ensure that, in the future, for any new shareholder meeting solicitations that occur, such activity is not repeated. Management apologizes for any inconvenience that may have been caused as a result of such calls and mailings.

The results of the voting at the meeting are as follows:

Proposal	1. To elect a Board of Directors:

Name	For	Withheld

Harris J. Ashton	324,889,965	15,770,249
Ann Torre Bates	325,453,533	15,207,014
Mary C. Choksi	325,443,517	15,217,030
Edith E. Holiday	325,307,144	15,353,403
Gregory E. Johnson	325,391,501	15,269,046
Rupert H. Johnson, Jr.	325,136,853	15,523,694
J. Michael Luttig	325,190,132	15,470,416
David W. Niemiec	325,060,952	15,599,596
Larry D. Thompson	325,088,268	15,572,279
Constantine D. Tseretopoulos	325,469,117	15,191,431
Robert E. Wade	325,020,134	15,640,414

Total Trust Shares Outstanding*: 640,280,948

* As of the record date.

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TEMPLETON GROWTH FUND, INC.

SPECIAL MEETING OF SHAREHOLDERS

Proposal 2.	To approve amendments to certain fundamental investment restrictions of the Fund (includes five (5) Sub-Proposals) as follows:

(a)	To amend the fundamental investment restriction regarding borrowing:

Shares
For	245,361,608
Against	13,156,302
Abstain	39,334,312
Broker Non-Votes	42,807,991
Total Fund Shares Voted	340,660,214
Total Fund Shares Outstanding*	640,280,948

(b) To amend the fundamental investment restriction regarding lending:

Shares
For	245,873,254
Against	12,603,592
Abstain	39,375,374
Broker Non-Votes	42,807,991
Total Fund Shares Voted	340,660,214
Total Fund Shares Outstanding*	640,280,948

(c) To amend the fundamental investment restriction regarding investments in real estate:

Shares
For	246,206,955
Against	12,400,607
Abstain	39,244,661
Broker Non-Votes	42,807,991
Total Fund Shares Voted	340,660,214
Total Fund Shares Outstanding*	640,280,948

(d) To amend the fundamental investment restriction regarding investments in commodities:

Shares
For	245,724,528
Against	12,650,144
Abstain	39,477,551
Broker Non-Votes	42,807,991
Total Fund Shares Voted	340,660,214
Total Fund Shares Outstanding*	640,280,948

(e) To amend the fundamental investment restriction regarding issuing senior securities:

Shares
For	245,533,502
Against	12,705,545
Abstain	39,613,175
Broker Non-Votes	42,807,991
Total Fund Shares Voted	340,660,214
Total Fund Shares Outstanding*	640,280,948

franklintempleton.com	Annual Report	39

TEMPLETON GROWTH FUND, INC.

SPECIAL MEETING OF SHAREHOLDERS

Proposal 3.	To approve the elimination of certain fundamental investment restrictions of the Fund (includes five (5) Sub-Proposals) as follows:

(a) To eliminate the fundamental investment restriction regarding pledging, mortgaging or hypothecating assets:

Shares

For	243,287,509
Against	14,663,393
Abstain	39,901,317
Broker Non-Votes	42,807,991
Total Fund Shares Voted	340,660,214
Total Fund Shares Outstanding*	640,280,948

(b) To eliminate the fundamental investment restriction regarding purchasing securities on margin, engaging in short sales and investing in options:

Shares

For	243,043,145
Against	15,543,100
Abstain	39,265,970
Broker Non-Votes	42,807,991
Total Fund Shares Voted	340,660,214
Total Fund Shares Outstanding*	640,280,948

(c) To eliminate the fundamental investment restriction regarding investments in other investment companies:

Shares

For	244,999,591
Against	13,415,257
Abstain	39,437,370
Broker Non-Votes	42,807,991
Total Fund Shares Voted	340,660,214
Total Fund Shares Outstanding*	640,280,948

(d) To eliminate the fundamental investment restriction regarding investments in oil and gas programs:

Shares

For	246,258,300
Against	12,394,313
Abstain	39,199,610
Broker Non-Votes	42,807,991
Total Fund Shares Voted	340,660,214
Total Fund Shares Outstanding*	640,280,948

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TEMPLETON GROWTH FUND, INC.

SPECIAL MEETING OF SHAREHOLDERS

(e) To eliminate the fundamental investment restriction regarding investments in letter stocks:

Shares
For	243,074,579
Against	14,209,656
Abstain	40,567,986
Broker Non-Votes	42,807,991
Total Fund Shares Voted	340,660,214
Total Fund Shares Outstanding*	640,280,948

Proposal 4.	To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval:

Shares
For	245,817,062
Against	13,076,093
Abstain	38,959,066
Broker Non-Votes	42,807,991
Total Fund Shares Voted	340,660,214
Total Fund Shares Outstanding*	640,280,948

franklintempleton.com	Annual Report	41

TEMPLETON GROWTH FUND, INC.

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since 1992	136	Bar-S Foods (meat packing company) (1981-2010).
Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since 2008	38	Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), Allied Capital Corporation (financial services) (2003-2010), SLM Corporation (Sallie Mae) (1997-2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).
Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing)
(1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Mary C. Choksi (1950) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since 2016	136	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).
Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017);
Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets
Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank
Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Lead Independent Director	Director since 2000 and Lead Independent Director since 2007	136	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).
Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-
1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public
Affairs and Public Liaison–United States Treasury Department (1988-1989).

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TEMPLETON GROWTH FUND, INC.

Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
J. Michael Luttig (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since 2009	136	Boeing Capital Corporation (aircraft financing) (2006-2013).
Principal Occupation During at Least the Past 5 Years:

Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present); and
formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since 2005	38	Hess Midstream Partners LP (oil and gas midstream infrastructure) (2017-present).
Principal Occupation During at Least the Past 5 Years:

Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read
(investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read &
Co. Inc. (1982-1997).

Larry D. Thompson (1945) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since 2005	136	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).
Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG
(manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia
School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate
Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc.
(2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy
Attorney General, U.S. Department of Justice (2001-2003).

Constantine D. Tseretopoulos (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since 2000	24	None
Principal Occupation During at Least the Past 5 Years:

Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and formerly,
Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

Robert E. Wade (1946) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since 2006	38	El Oro Ltd (investments) (2003-present).
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice as a sole practitioner (1972-2008) and member of various boards.

franklintempleton.com	Annual Report	43

TEMPLETON GROWTH FUND, INC.

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Director	Since 2007	150	None
Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton
Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board, Director and Vice President	Chairman of the Board and Director since 2013 and Vice President since 1996	136	None
Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President,
Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.
and of 40 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Norman J. Boersma (1957) Lyford Cay Nassau, Bahamas	President and Chief Executive Officer – Investment Management	Since 2012	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, President and Chief Executive Officer, Templeton Global Advisors Ltd.; Chief Investment Officer of Templeton Global Equity
Group; officer of five of the investment companies in Franklin Templeton Investments; and formerly, Executive Vice President, Franklin Templeton
Investments Corp. (1993-2014).

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of
44 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly,
Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

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TEMPLETON GROWTH FUND, INC.

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2017	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 16 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President –AML Compliance	Since 2016	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor
Services, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice
President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin
Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and
Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of
44 of the investment companies in Franklin Templeton Investments.

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TEMPLETON GROWTH FUND, INC.

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President and Secretary	Vice President Since 2011 and Secretary since 2013	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary,
Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream Partners LP (2017-present). Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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TEMPLETON GROWTH FUND, INC.

Shareholder Information

Board Approval of Investment Management Agreements

TEMPLETON GROWTH FUND, INC.

(Fund)

At an in-person meeting held on May 18, 2018 (Meeting), the Board of Directors (Board) of the Fund, including a majority of the directors who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Directors), reviewed and approved the continuance of the investment management agreement between Templeton Global Advisors Limited (Manager) and the Fund (Management Agreement) for an additional one-year period. The Independent Directors received advice from and met separately with Independent Director counsel in considering whether to approve the continuation of the Management Agreement.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Director counsel on behalf of the Independent Directors in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Directors held a telephonic contract renewal meeting at which the Independent Directors conferred amongst themselves and Independent Director counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Directors, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton Investments (FTI) or the Fund to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements in response to a guidance update in 2016 from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of particular areas, including derivatives and payments to intermediaries, by enhanced reporting.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the FTI organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Fund and its shareholders.

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TEMPLETON GROWTH FUND, INC.

SHAREHOLDER INFORMATION

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended February 28, 2018. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional global multi-cap value funds. The Board noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods was below the median of its Performance Universe. The Board discussed the Fund’s performance with management and management explained that overweight health care holdings, an underweight position in the technology sector, and underweight positions in U.S. securities detracted from the Fund’s performance over the one-, three-and five-year periods. Management further explained that while the sector positioning was generally consistent with its long-term value orientation, management has recently made enhancements to the investment process for the Fund. In light of this explanation and management’s recent changes, the Board found the Fund’s performance acceptable and further noted that its return for the one-year period, while below the median, exceeded 13.4%.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers (Management Rate), if any, of the Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for funds with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund, three global multi-cap core funds and three global multi-cap growth funds. The Board noted that the Management Rate and actual total expense ratio for the Fund were below the medians of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s U.S. fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2017, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to Franklin Resources, Inc. and certain Franklin Templeton funds, has been engaged by the Manager to periodically review and assess the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level

48	Annual Report	franklintempleton.com

TEMPLETON GROWTH FUND, INC.

SHAREHOLDER INFORMATION

of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the Franklin Templeton family of funds as a whole. The Board concluded that given the Fund’s decline in assets over the past three calendar years, the Fund is not expected to experience additional economies of scale in the foreseeable future.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities.

Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter
Templeton Growth Fund, Inc.
Investment Manager
Templeton Global Advisors Limited
Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236 franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2018 Franklin Templeton Investments. All rights reserved. 101 A 10/18

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a) (1) The	Registrant has an audit committee financial expert serving on its audit committee.

(2)	The audit committee financial expert is David W. Niemiec and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $84,797 for the fiscal year ended August 31, 2018 and $105,745 for the fiscal year ended August 31, 2017.

(b) Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4 were $33,402 for the fiscal year ended August 31, 2018 and $33,071 for the fiscal year ended August 31, 2017. The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4 were $4,989 for the fiscal year ended August 31, 2018 and $0 for the fiscal year ended August 31, 2017. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended August 31, 2018 and $14,000 for the fiscal year ended August 31, 2017. The services for which these fees were paid included benchmarking services in connection with the 2015 ICI Transfer Agent Survey.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i)    pre-approval of all audit and audit related services;

(ii)    pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii)    pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv)    establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $38,391 for the fiscal year ended August 31, 2018 and $47,071 for the fiscal year ended August 31, 2017.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants. N/A

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Company.     N/A

Item 13.	Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GROWTH FUND, INC.

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date: October 25, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date: October 25, 2018

By	/s/ ROBERT G. KUBILIS
Robert G. Kubilis
Chief Financial Officer and Chief Accounting Officer
Date: October 25, 2018